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                                                                  Exhibit 10.26
STATE OF NEVADA

COUNTY OF CLARK

    DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT
    ---------------------------------------------------------

    This Deed of Trust, Security Agreement and Financing Statement (hereinafter termed "Agreement" or "Deed of Trust") is entered into between AUTOTOTE CBS, INC., a Nevada corporation, whose mailing address is 675 Grier Drive, Las Vegas, Nevada 89119 (hereinafter termed Maker), and Jerry L. Adams, Trustee (hereinafter termed "Trustee"), as Trustee, for the benefit of STANDARD LIFE AND ACCIDENT INSURANCE COMPANY, whose mailing address is Attn: Mortgage and Real Estate Investment Department, One Moody Plaza, Galveston, Texas 77550 (hereinafter termed "Noteholder").

I. DEFINITIONS

    1.1 The term "Indebtedness" shall mean and include:

    (1) Any and all sums becoming due and payable pursuant to the Note, as hereinafter defined;

    (2) Any and all other sums becoming due and payable by Maker to Noteholder including such as may hereafter be borrowed by Maker from Noteholder (it being contemplated that such future indebtedness may be incurred), and including, but not limited to, advancements made by Noteholder pursuant to the terms and conditions of this Agreement or any other instrument securing, executed in connection with or otherwise relating to the Note; and

    (3) All renewals, extensions, modifications, increases, consolidations and rearrangements of any or all of the obligations of Maker defined herein under the term Indebtedness, whether or not Maker executes any renewal, extension or other such agreement.

    1.2 The term "Collateral" shall mean and include (a) all of the goods, articles of personal property, accounts, general intangibles, instruments, documents, furniture, furnishings, equipment and/or fixtures of every kind and nature whatever (including without limitation, the items described in subsection
(b) - (d) below) now or hereafter owned by Maker, in or hereafter placed in, or used or which may become used, in connection with or in the operation of the Mortgaged Premises, together with all additions thereto, replacements thereof, substitutions therefor and all proceeds thereof; (b) all rents, rentals, payments, compensations, revenues, profits, incomes, leases, licenses, concession agreements, insurance policies, plans and specifications, contract rights, accounts, escrowed funds, and general intangibles in any way relating to the Mortgaged Property

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    or used or useful in the use, enjoyment, ownership or operation of the
Mortgaged Property; (c) all names, trade names, signs, marks, and trademarks under which the Mortgaged Property, or any part thereof, is known or operated and all of Maker's rights to carry on the business of Maker under all such name or names and any variant or variance thereof; and (d) all deposits, awards, damages, payments, escrowed monies, insurance proceeds, condemnation awards or other compensation, and interests, fees, charges or payments accruing on or received from or to be received on any of the foregoing in any way relating to the Mortgaged Property, or the ownership, enjoyment or operation of the Mortgaged Property together with all proceeds of the foregoing described in this
Section 1.2.

    1.3 The term "Mortgaged Premises" shall mean and include (a) the real property situated in the County of Clark, State of Nevada, described in Exhibit "A" which is attached hereto and incorporated herein for all purposes; together with all buildings and improvements of every kind and description now or hereafter erected or placed thereon and all materials now or hereafter placed thereon intended for construction, reconstruction, alteration and repairs of such buildings and improvements, all of which materials shall be deemed to be included as a part of said real property immediately upon the delivery thereof to said real property; (b) all fixtures now or hereafter owned by Maker and attached to, contained in or used in connection with said real property, and all renewals and replacements thereof, including but not limited to (i) all equipment, apparatus, machinery, motors, elevators, fittings and radiators, (ii) all plumbing, heating, lighting, ventilating, refrigerating, incinerating, air-conditioning and sprinkler equipment; (iii) all awnings, storm windows and doors, mantels, cabinets, computer flooring, rugs, carpeting, linoleum, stoves, shades, draperies, blinds and water heaters; (iv) such other goods and chattels and personal property as are usually furnished by landlords in letting an unfurnished building, or which shall be attached to said buildings and improvements by nails, screws, bolts, pipe connections, masonry or in any other manner; and (v) all built-in equipment as may be shown by plans and specifications.

    1.4 The term "Mortgaged Property" shall mean the Mortgaged Premises and Collateral.

    1.5 The term "Note" shall mean that certain Promissory Note of even date herewith in the principal sum of $2,100,000.00 executed by Maker and payable to the order of Noteholder, payable with interest in installments as stipulated therein and providing for the right to declare the unpaid principal balance due and payable upon the occurrence of an Event of Default and otherwise as provided therein and providing for the reasonable attorneys' fees, and all notes given in renewal, extension, modification,


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increase, consolidation or rearrangement of said Promissory Note or any portion thereof.

II. CONVEYANCE IN TRUST
    -------------------

    In consideration of Ten Dollars ($10.00) cash in hand paid, of Noteholder's advancing or extending to Maker the funds or credit constituting a part of the Indebtedness, and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Maker hereby conveys to Trustee the above-described Mortgaged Property, in trust, with power of sale, for the purpose of securing the Indebtedness, and the full and complete performance of each and every obligation, covenant, duty and agreement of Maker contained herein or in the Note or any other instrument executed by Maker pertaining to the Note or as security therefor; TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances thereto belonging unto the Trustee and his substitutes or successors forever, and Maker is hereby bound to warrant and forever defend the Mortgaged Property unto the Trustee, his substitutes or successors and their assigns, against the claims of all persons claiming any interest in the Mortgaged Property or any part thereof save and except only these items identified on Exhibit "B" attached hereto and incorporated herein for all purposes (the "Permitted Exceptions").

III.  ADDITIONAL SECURITY
      -------------------

    As further security for the Indebtedness and the full and complete performance of each and every obligation, covenant, agreement and duty of Maker contained herein or contained in any other instrument executed by Maker pertaining to the Note or the security therefor:

    A. Security Interest. Maker hereby grants and conveys to Noteholder a security interest in and lien on all of the Collateral. This Agreement shall serve as a Security Agreement created pursuant to Chapter 104 of the Nevada Revised Statutes, the Nevada Uniform Commercial Code (the "NUCC"), and Noteholder shall have and may exercise all rights, remedies and powers of a secured party under the NUCC. Maker hereby represents, warrants and covenants that (1) other than with respect to liens in favor of Banker's Trust Company filed as File No. 91-10345 dated November 7, 1991 and File No. 94-05140 dated May 2, 1994, respectively, in the Nevada Secretary of State's office ("Senior Encumbrance"), Maker is the owner and holder of the Collateral free and clear of any adverse claim, security interest or encumbrance, except those created herein or which have been expressly subordinated to the security interest provided by this Deed of Trust and by written subordination agreement approved in advance by Noteholder prior to the date hereof; (2) it will defend the Collateral, and the priority of the security interest

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created herein as a valid first security interest against all claims and demands of any person at any time claiming the same or any interest therein; (3) there are no financing statements executed by the Maker, as Debtor, now on file in any public office except the Senior Encumbrance, those financing statements which are being released contemporaneously with the delivery of this transaction or which have been authorized by Noteholder or which have been expressly subordinated to the security interest provided by this Deed of Trust and by written subordination agreement approved in advance by Noteholder prior to the date hereof; (4) it will deliver to Noteholder such other and further agreements, financing statements and assignments as Noteholder may request and authorizes Noteholder to file or record such statements in such offices and at such times as it is deemed by Noteholder to be necessary or desirable.

    B. Assignment of Condemnation Awards. To the extent of the full amount of the Indebtedness secured hereby and of the cost and expenses (including reasonable attorneys' fees) incurred by Noteholder in the collection of any award or payment, Maker hereby assigns to Noteholder any and all awards or payments, including all interest thereon, together with the right to receive the same, which may be made with respect to the Mortgaged Property as a result of
(a) the exercise of the right of eminent domain, (b) the alteration of the grade or of any street, or (c) any other injury to or decreased value in the Mortgaged Property, as well as the right, but not the obligation, to, at Maker's expense, participate in and make decisions concerning the progress of any proceeding involving any such award or payment. Maker shall give Noteholder written notice of any such action or proceeding immediately upon Maker's becoming aware of same. All such damages, condemnation proceeds and consideration shall be paid directly and solely to Noteholder whether or not an Event of Default has at such time occurred, and after first applying said sums to the payment of all costs and expenses (including reasonable attorneys' fees) incurred by Noteholder in obtaining such sums, Noteholder may, at its option, apply the balance on the Indebtedness, in any order and whether or not then due or to the restoration of the Mortgaged Property, or release the balance to Maker. Said application or release shall not cure or waive any default.


IV. ABSOLUTE ASSIGNMENT OF RENTS
    ----------------------------

    In further consideration for the indebtedness evidenced by the Note, Maker hereby absolutely and unconditionally assigns to Noteholder all rents, revenues, profits and incomes from the Mortgaged Property or any portion thereof. Provided, however, so long as no Event of Default has occurred, Maker is hereby granted a license to collect and retain the currently accruing rents, income and profits from the Mortgaged Property, but in no event

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for more than one (1) month in advance of such collection. If an Event of
Default shall occur, however, thereupon, and at any time thereafter such default is continuing, Noteholder may terminate such license and may, without any liability to Maker, take or have Trustee take possession and control of the Mortgaged Property and/or receive and collect all rents, revenues, profits and income, accrued or accruing thereafter so long as any of the Indebtedness remains unpaid, applying so much thereof as may be collected first to the expenses incident to taking possession and/or the collection thereof, and second to the payment of the Indebtedness other than the Note and then to the amount of the Note then remaining unpaid, at Noteholder's discretion, either principal or interest, in any order, and whether then matured or not, paying the balance, if any, to the Maker. It is intended by Maker and Noteholder that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only and that Noteholder shall be entitled to exercise its rights hereunder whether or not Noteholder is in possession of the Mortgaged Premises at such time. Maker agrees to fulfill or perform each and every covenant of any and all leases of the Mortgaged Property so as to keep them at all times in full force and effect, and not to make any modification, consent to any modification of, or cancel any lease of all or any part of the Mortgaged Property after the lease has been executed by Maker and lessee, without the prior written consent of Noteholder, which consent shall not be unreasonably withheld; the failure to fulfill or perform any such covenant or the making of or consent to any such modification or cancellation shall be an Event of Default. Nothing contained in this Agreement or in any other document securing, evidencing or relating to the Indebtedness shall preclude Noteholder from taking any action to cure or remedy any default of the Landlord under any lease of all or any portion of the Mortgaged Property, or any act, omission or occurrence which but for the passage of time, the giving of notice, or both, would be a default under any such lease and any amounts expended by Noteholder in connection with such cure or remediation including, without limitation, reasonable attorneys fees and expenses, shall be an advance under and secured by this Agreement and shall be included in the Indebtedness and shall be paid by Maker to Noteholder on demand. The preceding sentence shall not be construed to obligate Noteholder to cure any such actual or potential lease defaults.

V. MAKER'S REPRESENTATIONS AND WARRANTIES
   --------------------------------------

    In order to induce Noteholder to lend the funds evidenced by the Note, Maker represents and warrants that:

    A. Accurate Loan Information. All information and financial statements furnished or to be furnished to Noteholder by or on behalf of Maker in connection with the Indebtedness


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secured by this Agreement is or at the time of delivery will be complete and accurate in all material respects.

    B. Valid Title. Maker is the lawful owner of the Mortgaged Property and has good right and lawful authority to mortgage and pledge the same.

    C. Freedom from Encumbrances. The Mortgaged Property is free from any and all liens and encumbrances save and except only the Permitted Exceptions, and Maker does warrant and will defend title to the Mortgaged Property against all claims or demand by third parties whatsoever save and except only the Permitted Exceptions.

    D. Maintenance of Lien Priority. Maker shall take all steps necessary to preserve and protect the validity and priority of the liens on the Mortgaged Property created hereby. Maker shall execute, acknowledge and deliver such additional instruments as Noteholder may deem reasonably necessary in order to preserve, protect, continue, extend or maintain the liens and security interests created hereby as first liens on the Mortgaged Property. All costs and expenses incurred in connection with the protection, preservation, continuation, extension or maintaining of the security interest and the liens herein created as valid first and subsisting liens shall be paid by Maker.

    E. Value of the Mortgaged Property. The value of the Mortgaged Property, as established by an appraisal submitted to Maker, is substantially in excess of the Indebtedness secured hereby. Maker acknowledges but for the Mortgaged Property having a value in excess of the amount of the Indebtedness, Noteholder would not make the loan evidenced by the Note and advance the funds hereunder. Maker agrees that Noteholder shall at all times have the benefit of the Mortgaged Property as the security for the Indebtedness even though the value thereof may now or in the future exceed the amount of the Indebtedness secured hereby.

    F. Representations, Warranties and Covenants With Respect to a Corporate Maker. Maker hereby represents, warrants and covenants that:

    (1) It is, and shall continue to be, (a) duly organized and existing under the laws of the State in which it is incorporated, (b) duly qualified to transact business in each State where the conduct of its business requires it to be qualified, and (c) duly authorized to execute and deliver the written instruments comprising the Indebtedness in this instrument and to observe and perform its duties thereunder and hereunder.

    (2) Its officers executing the instruments comprising part or all of the Indebtedness are the legally elected, qualified and acting officers of the corporation and have been expressly

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authorized to execute this instrument by resolution of the corporation's Board of Directors.

    (3) It shall not, without Noteholder's prior written consent, which consent shall not be unreasonably withheld, reorganize or consolidate or merge with any other corporation.

    G. Construction and Materials. Maker hereby warrants, represents and covenants that:

    (1) All persons and entities who have provided labor or materials to or for the benefit of the Mortgaged Property by, through or under Maker or otherwise at Maker's direction or request at any time prior to the date of this Agreement have been paid in full* and, if requested by Noteholder, have provided Maker with lien waivers or subordination agreements in form and content acceptable to Noteholder.

    H. Hazardous Waste. Maker hereby represents and warrants that, after due and diligent inquiry, Maker is not aware of any facts or circumstances which may give rise to any litigation, proceedings, investigations, citations or notices of violations resulting from the use, presence, generation, manufacture, storage, discovery or disposition of, on, under or about the Mortgaged Property or the transport to or from the Mortgaged Property of any Hazardous Materials, defined below. Maker hereby represents and warrants that the Mortgaged Property is not in violation of and Maker covenants and agrees not to use or permit the use of the Mortgaged Property for any purpose which would be in violation of, any federal, state or local health or environmental statute, regulation, ordinance or publication which is presently in effect or that may be promulgated in the future, as such statutes, regulations, ordinances and publications may be amended from time to time relating to Hazardous Materials, including, without limitation, with respect to industrial hygiene or to health or environmental conditions on, under, or about the Mortgaged Property (including, but not limited to, soil and ground water conditions) or with respect to the owner's or occupant's thereof. The foregoing representations and warranties shall survive foreclosure under this Agreement and shall constitute continuing representations and warranties to Noteholder, its successors and assigns. The term Hazardous Materials, as used in this Agreement, shall include but not be limited to:

               (i) petroleum, petroleum based products and oil;

              (ii) asbestos of any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls (sometimes known as a "pcb");

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*except for (i) those sums in dispute or retained by the construction lender of the Mortgaged Property, (ii) those persons or entities who have filed mechanic's liens against the Mortgaged Property for which indemnity has been provided by Maker to the title insurer, and (iii) those persons or entities who have recently completed such labor or provided such materials but have not yet submitted evidence of same,



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                  (iii)     tanks, whether empty, filled or partially filled
                            with any substance, material, chemical or other waste;

                     (iv) those substances defined as "hazardous waste", "radioactive waste". "solid waste". "toxic waste", "pollutant", "hazardous material", "regulated substance", "hazardous substance". "highly hazardous substance", "extremely hazardous substance", "petroleum", "asbestos", or "asbestos containing material" in Nev. Rev. Stat. ch. 459, Nev. Rev. Stat. ch. 444, Nev. Rev. Stat. ch. 445, Nev. Rev. Stat. ch. 590, Nev. Rev. Stat. Sections 618.750-618.850, inclusive, Nev. Rev. Stat. Section 477.045, as now or hereafter amended, or in the rules, orders and regulations now existing or hereafter promulgated pursuant thereto, or in the Uniform Fire Code, as adopted by and now or hereafter in effect in the State of Nevada;

                     (iv) any substance, material, chemical or other waste including, without limitation any explosive, flammable substances, explosives or radioactive materials, hazardous or toxic waste, hazardous or toxic materials, hazardous, toxic or radioactive substances, contaminants or pollutants and any of the preceding which are defined as or included in the definition of "Hazardous Substance," "Hazardous Waste," "Hazardous Material" or "Toxic Substance" or other similar or related terms under any applicable local, state or federal statute, regulation, ordinance or publication including but not limited to:

                            (1) Resource Conservation and Recovery Act of 1976 (commonly referred to as the Solid Waste Disposal Act), 42 U.S.C. 6901 et seq.

                            (2)   Comprehensive Environmental Response,
                                  Compensation, and Liability Act of 1980, 42
                                  U.S.C. 9601 et seq.

                            (3)   Clean Air Act, 42 U.S.C. Sections 7401 et seq.

                            (4) The Water Pollution and Prevention and Control Act (commonly referred to as the Clean Water
                                  Act) 33 U.S.C. Sections 1251-et seq.

                            (5) Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq.

                            (6) Insecticides and Environmental Pesticide Control Act (commonly referred to as the Federal Pesticide Act of 1978) 7 U.S.C. 136 et seq.

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                     (7) Toxic Substances Control Act, 15 U.S.C. 2601 et
                          seq.

                     (8) Safe Drinking Water Act, 42 U.S.C. 300(f) et seq.

                     as such statutes, regulations, ordinances and publications may be amended from time to time;

                (v) any other material, substance, chemical or other waste, exposure to which is prohibited, limited or regulated from time to time by any federal, state or local statute, regulation, ordinance or publication or may pose a hazard to the health and/or safety of the occupants of the Mortgaged Property or any other adjacent or nearby property.

Maker hereby agrees to indemnify and hold Noteholder, its directors, officers, employees, and agents, and any successors to Noteholder's interest in the chain of title to the Mortgaged Property, their directors, officers, employees, and agents (the "Indemnitees"), from and against any and all liability (i) including all foreseeable and all unforeseeable consequential damages, directly or indirectly arising out of the use, presence, generation, storage, transportation or disposal of Hazardous Materials by Maker, its present or future tenants, any prior owner, operator or tenant of the Mortgaged Property, or any third party, and (ii) including, without limitation, the cost of any required or necessary repair, cleanup or detoxification, claimed, threatened or asserted against any such Indemnitee arising out of the use, presence, generation, storage, transportation or disposal of Hazardous Materials on or about the Mortgaged Property by Maker, its present tenants or any of its future tenants, any prior owner, operator or tenant of the Mortgaged Property, or any third party during or prior to Maker's operation or fee ownership of the Mortgaged Property. Maker's obligations pursuant to the foregoing indemnity shall survive any termination of the estate created by this Agreement as a result of the exercise by Noteholder of any default remedies available to it at law or in equity. Maker acknowledges and agrees that as a condition precedent to making the loan to Maker evidenced by the Note secured by this Agreement, Noteholder has required that Maker provide to the Indemnitees the indemnity set forth herein and that Noteholder would not consummate the loan without this indemnity and that the indemnity contained herein is a material inducement for Noteholder's agreement to make the loan. Further, Maker agrees that the foregoing indemnification is separate, independent of and in addition to its undertakings as Maker under the Note, as Maker under this Agreement, as Assignor under the Absolute Assignment of Leases and Rents and any and all other documents, agreements and undertakings executed by Maker in favor of Noteholder pursuant to the Note. Maker agrees that a separate action may be brought to enforce the provisions of this

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indemnification, whether in lieu of, prior to, or subsequent to a foreclosure action or a trustee's sale under this Agreement, which shall in no way be deemed to be an action on the Note or under this Agreement, whether or not Noteholder would be entitled to a deficiency judgment following a foreclosure sale of the Mortgaged Property.

VI. ADDITIONAL COVENANTS OF MAKER

    As long as any of the Indebtedness remains unpaid, Maker covenants and agrees that:

    A. Payment of Indebtedness. Maker will pay the Indebtedness promptly when due and payable.

    B. Payment of Taxes and Other Assessments. Maker will pay all taxes, assessments and other governmental, municipal or other public dues, charges, fines, or impositions imposed or levied upon the Mortgaged Property or on the interest created by this Agreement, or any tax or excise on rents or other tax, however described, assessed or levied by any state, federal or local taxing authority as a substitute, in whole or in part, for taxes assessed or imposed on the Mortgaged Property or on the interest created by this Agreement, and at least ten (10) days before said taxes, assessments and other governmental charges are due will exhibit receipts therefor to Noteholder. If any property tax or assessment is levied, assessed or imposed on Noteholder as a legal holder of the Note or any interest in the documents securing, evidencing or relating to the Note by any governmental authority, then unless all such taxes are paid by Maker as they become due and payable and in the opinion of General Counsel of Noteholder, such payment by Maker is lawful and does not place Noteholder in violation of any law, Noteholder may, at its option, declare the Indebtedness immediately due and payable.

    C. Insurance. Maker shall keep the Mortgaged Property insured against loss or damage by fire, windstorm, extended coverage perils, flood (in the event any of the Mortgaged Premises is within a 100-year flood plain and flood insurance is available pursuant to the United States Flood Disaster Protection Act of 1973 or any similar or successor statute or successor governmental authority), vandalism, malicious mischief and such other hazards, casualties or other contingencies and in such amounts (but in no event less than the greater of the amount of the Indebtedness from time to time secured hereby or the full replacement value thereof) as from time to time may be required by Noteholder, and maintain business interruption insurance coverage, in an amount at least adequate to cover twelve (12) months' principal and interest installments on the Note and together with twelve (12) months' property taxes and insurance premiums, with respect to the Mortgaged Property covering the risk of loss due to the occurrence of any of the foregoing

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hazards, in each case and in such amounts, in such manner and in such companies as the Noteholder may reasonably approve, and all such policies shall contain a waiver of subrogation and provide that any losses payable thereunder shall (pursuant to standard mortgagee clauses without contribution, including one providing that such insurance as to the interest of Noteholder shall not be invalidated by any act or omission or neglect of Maker, to be attached to each policy) be payable to Noteholder. Maker shall cause duplicate originals of any and all such insurance policies to be deposited with Noteholder. Maker will also carry public liability insurance, in such form, amounts and with such companies as Noteholder may from time to time reasonably require, with Noteholder included thereon as a named insured. Any or all of such policies may be provided under a blanket policy or policies provided such blanket policies allocate the amount of insurance required hereunder to the Mortgaged Property. Maker shall cause duplicate originals of any and all such insurance policies to be deposited with Noteholder, or certificates of the insurers under such policies evidencing same. At least ten (10) days prior to the date the premiums on each such policy or policies shall become due and payable, Maker shall furnish to Noteholder evidence of the payment of such premiums. Each of such policies shall contain an agreement by the insurer that the same shall not be cancelled or modified without at least ten (10) days' prior written notice to Noteholder. In the event of loss under any such policy, Maker shall give immediate written notice to the insurance carrier and to Noteholder. With respect to all insurance policies except public liability insurance, Noteholder is hereby authorized, but not required, on behalf of and at the expense of Maker, whether or not an Event of Default has then occurred, to make proof of loss, to collect for, adjust or compromise any losses under any insurance policy on the Mortgaged Property, to appear in and prosecute any action arising from any of such insurance policies, and to apply, at Noteholder's option, the loss proceeds (less reasonable expenses of collection) on the Indebtedness, in any order and whether due or not, or to the restoration of the Mortgaged Property, or to be released to Maker, but any such application or release shall not cure or waive any default. In case of a sale pursuant to the foreclosure provision hereunder, or any conveyance of all or any part of the Mortgaged Property in extinguishment of the Indebtedness, complete title to all insurance policies on or related to the Mortgaged Property, and the unearned premiums of same shall pass to and vest in the purchaser or grantee of the Mortgaged Property.

    D. Escrow for Taxes and Insurance. Maker shall pay, in addition to the installments payable under the Note, on the same day as such installments are due and payable, a sum equal to 1/12th of the estimated annual taxes, hazard and rental insurance premiums, and special assessments, if any, next due on the Mortgaged Property. If the amount so paid is not sufficient to

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pay such taxes, insurance premiums and assessments when due, then Maker will immediately deposit with Noteholder amounts sufficient to pay the same. Funds deposited by Maker pursuant to this provision shall be used to pay such taxes, insurance premiums and assessments when due, provided that Maker has furnished Noteholder with all tax statements, premium notices and other such notices at least thirty (30) days prior to the date that any such taxes, premiums and assessments may be due. If there is a default under the provisions of the Note or of this Agreement, Noteholder may elect, at any time after default, to apply the funds accumulated under this provision against the Indebtedness in any manner or order. No interest shall accrue or be allowed on any payments under the provisions of this paragraph. Noteholder shall not be required to deposit or hold monies in an account special or separate from its general funds. Maker expressly releases Noteholder from any liability to Maker arising out of the maintenance by Noteholder of an escrow as provided herein or for payment of any sums out of such escrow except for the gross negligence of Noteholder. Maker further indemnifies Noteholder against claims arising out of payment of taxes or insurance premiums where Maker has failed to provide Noteholder with tax statements and premium notices as required hereby. The maintenance by Noteholder of an escrow for taxes and insurance shall not relieve Maker of its obligations under this Agreement respecting taxes and insurance on the Mortgaged Property.

    E. Waste, Demolition, Alteration or Replacement. Maker will cause the Mortgaged Property and every part thereof to be maintained, preserved and kept in safe and good repair, working order and condition, will not commit or permit waste thereon, will not remove, demolish or alter the design or structural character of any building now or hereafter erected on the Mortgaged Premises, without the prior written consent of Noteholder, and will comply with all laws and regulations of any governmental authority with reference to the Mortgaged Property and the manner and use of the same, and will from time to time make all necessary and proper repairs, renewals, additions and restorations thereto so that the value and efficient use thereof shall be fully preserved and maintained. Except in the ordinary course of business, Maker agrees not to remove any of the fixtures or personal property included in the Mortgaged Property without the prior written consent of Noteholder and unless immediately replaced with like property of at least equal value. Maker shall act as necessary to continue or cause the continuance of such income producing activity as is presently conducted upon or contemplated for the Mortgaged Property.

    F. Inventory of Personal Property. Upon request of Noteholder, Maker shall deliver to Noteholder an inventory describing and showing the make, model, serial number and location of all fixtures and personal property from time to time used in the management, maintenance and operation of the

Mortgaged Property (other than inventory or property, if any, expressly excluded from the operation of this Agreement by separate written agreement) with a certification by Maker that said inventory is a true and complete schedule of such fixtures and personal property used in the management, maintenance and operation of the Mortgaged Property and that such items specified in the inventory constitute all of the fixtures and personal property required in the management, maintenance and operation of the Mortgaged Property and that such items are owned by Maker free and clear of security interests, liens, conditional sales contracts or title retention arrangements, except for Permitted Exceptions. Maker hereby grants to Noteholder a security interest in all such items of fixtures and personal property under the terms and conditions of this Agreement.

    G. Financial Statement. Maker will furnish to Noteholder within one hundred twenty (120) days after the first day of each and every January (the "Financial Statement Due Date") until the Indebtedness secured hereby has been fully paid, the annual audited financial statements of Maker covering the operation of the Mortgaged Property, each such statement prepared in accordance with generally accepted accounting principles and each such statement prepared and signed by an independent certified public accountant approved by and acceptable to Noteholder. The financial statements shall contain the Maker's certification that, during the period of time covered by the particular statement, (i) no activity has been conducted upon the Mortgaged Property in violation of any state, federal or local law, ordinance or regulation pertaining to Hazardous Materials, industrial hygiene or environmental conditions, and (ii) the Mortgaged Property complies with the Americans with Disabilities Act.

    If Maker does not deliver the financial statements as and when required by this paragraph, there shall be added to the Indebtedness and Maker agrees to pay upon demand Two Hundred Dollars ($200.00) for each calendar month or part thereof following the Financial Statement Due Date until the required financial statements are delivered to Noteholder.

    H. Restrictions upon Sale, Transfer or Mortgaging the Mortgaged Property or the Interest in Maker. Maker acknowledges that Noteholder is relying on the credit worthiness and skill of Maker in advancing sums secured hereby. Except for a natural person's transfer by will or applicable state intestacy laws (collectively, "Permitted Transfers"): (i) if the Maker should sell, trade, convey, transfer, mortgage, assign, exchange, pledge or encumber (including, without limiting these provisions or any similar references in this Agreement, the granting of a security interest in) all or any part of the Mortgaged Property, or any interest of Maker therein, absolutely or as security for a debt or other obligation, whether done in a direct or indirect method or enter into any contractual arrangements to do so, or (ii) if a shareholder of Maker should sell, trade, convey, transfer, mortgage, assign, exchange, pledge or encumber (including, without limiting these provisions or any similar references in this Agreement, the granting of a security interest in) more than 30% in the aggregate of its interest in Maker or if such shareholder of Maker shall otherwise be diluted, or (iii) if Maker shall in any way, voluntarily or involuntarily be divested of title or of any interest in the Mortgaged Property, then the Noteholder, at its option, may elect to accelerate the maturity of the Note and declare the entire amount of the Indebtedness immediately due and payable whereupon Maker shall have thirty (30) days to pay the full sum of the Indebtedness including, without limitation, principal and interest, whether or not any such sale, trade, conveyance, transfer, mortgage, assignment, exchange, pledge, or encumbrance might diminish the value of the security for the Indebtedness or increase the likelihood of an Event of Default or increase the likelihood of the Noteholder having to resort to any other security for the Indebtedness after default or add or remove liability of any party for payment or performance of the Indebtedness. Maker further agrees that the foregoing restriction shall be effective and remain in full force and effect throughout the term of this Agreement and shall be applicable to Maker, each shareholder of Maker and their respective heirs, executors, administrators, successors and assigns. The consent by the Noteholder to any one such sale, trade, conveyance, transfer, mortgage, assignment, exchange, pledge, or encumbrance (one or more of the preceding a "Transaction") shall not waive or forfeit the right of Noteholder to elect to accelerate the Indebtedness to maturity as to any other Transaction. Maker further covenants and agrees to give written notice to Noteholder in the event there occurs any Transaction which would violate the terms and conditions of this provision. The term "Transaction" shall include any voluntary or involuntary act or omission of Maker. Nothing herein contained shall prevent Noteholder from accelerating the Note at any time in the event Maker enters into such a transaction and does not notify Noteholder of same. The Maker may request Noteholder to waive the right to declare the entire amount of the Indebtedness immediately due and payable and Noteholder may, in its absolute discretion, consent or refuse to consent to the Transaction. As a condition of consenting to the Transaction, Noteholder may, in its absolute discretion, make one or more of the following requirements:

    (1) That the rate of interest contained in the Note be increased to a rate acceptable to Noteholder;

    (2) That a transfer fee in such amount as may be determined by Noteholder, be paid;

    (3) That a principal payment be made against the Note;

    (4) That the proposed transferee execute an assumption agreement or other document as Noteholder may reasonably require; or

    (5) That any other requirement deemed appropriate by Noteholder be satisfied.

    No Transaction pursuant to the foregoing provisions of this Subsection H or described in Section 8.1(5) below shall in any way release Maker or any other party liable on any of the Indebtedness or liable under any instrument securing, evidencing or relating to the Indebtedness from any such liability.

    I. Delivery of Substitute Note. Maker will, if the Note is mutilated, destroyed, lost or stolen, deliver to Noteholder, in substitution therefor, a new promissory note containing the same terms and conditions as the Note with a notation thereon of the unpaid principal and accrued but unpaid interest. Maker shall be furnished with satisfactory evidence of the mutilation, destruction, loss or theft of the Note, and also such security or indemnity as may be reasonably requested by Maker; provided, however, that if the original noteholder named herein is the then noteholder under this Deed of Trust, an unqualified indemnity from the original noteholder named herein, together with an affidavit in form and content reasonably acceptable to Maker, shall be deemed to be satisfactory security or indemnification.

    J. Compliance with Covenants, Conditions, Restrictions and Recorded Documents. Maker shall, and shall cause the Mortgaged Property, to fully and timely comply with all restrictions covenants, conditions and agreements benefitting, burdening or imposed on the Mortgaged Property or any portion thereof or the owner of all or such portion of the Mortgaged Property.

VII.   TERMINATION OF TRUST

    Upon receipt of written request from Noteholder reciting that all sums secured hereby have been paid and upon surrender of this Agreement and the Note secured hereby for cancellation and payment of its fees Trustee shall reconvey without warranty the property then held hereunder. The recitals in such reconveyance of any matters of fact shall be conclusive proof of the truth thereof. The grantee in such reconveyance may be described in general terms as "the person or persons legally entitled thereto."

VIII.  EVENTS OF DEFAULT

    8.1 Acts Constituting Default. Maker will be in default under this Agreement upon the happening of any of the following events or conditions, or the happening of any other Event of Default as defined elsewhere in this Agreement (herein collectively referred to as an "Event of Default"):

    (1) Maker fails to make when due any payment of principal or interest under the Indebtedness, or otherwise breaches any of the provisions contained in the Note.

    (2) Maker fails to keep or perform any of the covenants, conditions or stipulations contained in this Agreement or in any instruments securing, evidencing or relating to the Indebtedness other than any event or condition specified in section 8.1(1), 8.1(3), 8.1(4), 8.1(5), 8.1(6), or 8.1(7).

    (3) Any warranty or representation made in this Agreement by Maker is determined by Noteholder to be untrue in any material respect.

    (4) Any person, corporation, or other entity that (a) owns all or any part of the Mortgaged Property, (b) is liable for the payment of all or any part of the Indebtedness, or (c) is a guarantor of all or any part of the Indebtedness
(i) admits in writing its inability to pay its debts generally as they become due, (ii) files a petition or answer in bankruptcy as a Debtor or seeking reorganization or an arrangement or otherwise to take advantage of any State or Federal bankruptcy or insolvency law, (iii) makes an assignment for the benefit of creditors, (iv) files a petition for or consents to the appointment of a receiver for its assets or any part thereof, or (v) without its consent has a petition filed in any bankruptcy or insolvency proceeding or an order, decree or judgment entered by a court of competent jurisdiction appointing a receiver of the Mortgaged Property or approving a petition filed against it seeking reorganization or an arrangement of it or its assets or debts under any bankruptcy or insolvency law and such petition, order, decree or judgment is not dismissed, vacated, set aside or stayed within sixty (60) days from the date of entry.

    (5) Except for Permitted Transfers, Maker sells, trades, conveys, transfers, mortgages, assigns, exchanges, pledges or encumbers (including, without limiting these provisions or any similar references in this Agreement, the granting of a security interest in) the Mortgaged Property, the Collateral or any portion thereof or interest therein, or, except for Permitted Transfers, Maker or any shareholder of Maker sells, trades, conveys, transfers, mortgages, assigns, exchanges, pledges or encumbers (including, without limiting any of the provisions of this subparagraph, the granting of a security interest in) more than 30% in the aggregate of its interest in Maker, or any such event occurs involuntarily to Maker or such shareholder of Maker, all without the prior written consent of Noteholder.

    (6) The corporate authority and right of Maker to do business in the State of Nevada is terminated, withdrawn, cancelled or modified.

    (7) Maker's existence as a legal entity for any reason, by operation of law or otherwise, is modified or terminates.

    8.2 Concurrency of Cure Periods. All notice and cure periods provided herein or in the Note shall run concurrently with any notice or cure periods provided by law. Without limiting the foregoing, Noteholder or the Trustee shall be entitled to cause a notice of breach and election to sell to be recorded and mailed if any event occurs which, with the giving of notice and/or passage of time, would constitute a default hereunder or an event of default under the Note or would entitle Noteholder to accelerate the Indebtedness secured hereby and the recording and mailing to Trustor of such notice of breach and election to sell shall constitute notice of a failure to perform pursuant hereto or thereto.

IX. RIGHTS OF NOTEHOLDER UPON DEFAULT

    9.1 Acceleration of Indebtedness. Upon occurrence of an Event of Default or at any time thereafter, subject to NRS 107.080, Noteholder may at its option and without demand or notice to Maker, accelerate the maturity of the Note and declare the Indebtedness secured hereby immediately due and payable. Unless otherwise provided herein, Maker hereby waives, to the extent permitted by applicable law, presentment for payment, protest and demand, notice of protest, demand, dishonor and default, notice of intent to declare the Indebtedness immediately due and payable and notice of the declaration that the Indebtedness is immediately due and payable, and any and all rights Maker may have to a hearing before any judicial authority prior to the exercise by Noteholder of any of its rights under this Agreement or any other agreements securing or executed in connection with the Indebtedness, all to the extent authorized by law.

    9.2 Operation of Property. Upon occurrence of an Event of Default and the expiration of any applicable cure or grace period, if any, or at any time thereafter, Noteholder may, to the full extent permitted by law, in addition to all other rights and remedies, forthwith after any such default enter upon and take possession of the Mortgaged Property, complete any buildings or other improvements under construction, construct new improvements and make modifications to any of the foregoing. In connection therewith Noteholder shall have the power to file any and all notices and obtain any and all permits and licenses which Noteholder, in its sole and absolute discretion, deems necessary or appropriate, including but not limited to the filing of notices of completion and the obtaining of certificates of occupancy. Noteholder shall also have the right to receive all of the rents, issues and profits of the Mortgaged Property, overdue, due or to become due, and to apply the same, after payment of all necessary charges and expenses, including attorneys' fees, on account of the indebtedness secured hereby. Noteholder may do any and all of the foregoing in its own name or in the name of Trustor and Trustor hereby irrevocably appoints Noteholder as its attorney-in-fact for such purposes. Noteholder may also, at any time after such default, apply to any court of competent jurisdiction for the appointment of a receiver and Trustor agrees that such appointment shall be made upon a prima facie showing of a claimed default without reference to any offsets or defenses against such default. Such receiver shall have all the rights and powers provided Noteholder pursuant to this section or otherwise provided hereunder or by law. Said receiver may borrow monies and issue certificates therefor. Said certificates shall be a lien on the Mortgaged Property subordinate only to this Agreement; provided, however, that should any of said certificates be acquired by Noteholder the amount thereof shall constitute additional indebtedness secured hereby. Such receiver may lease all or any portion of the Mortgaged Property on such terms and for such a term (which may extend beyond the terms of such receiver's appointment and/or, if Noteholder so consents, sale of the Mortgaged Property hereunder) as such receiver may deem appropriate in its sole and absolute discretion. The entering upon and taking possession of the Mortgaged Property pursuant to this section and the collection of the rents, issues and profits therefrom shall not cure or waive any default or notice of default hereunder or invalidate any act of Noteholder pursuant thereto.

    9.3 Judicial Proceedings. Upon the occurrence of an Event of Default, and the expiration of any applicable cure or grace period, if any, or at any time thereafter, or upon the breach of any covenant, term or condition herein contained, Noteholder, in lieu of or in addition to causing the Trustee to exercise the power of sale hereafter given, may proceed by suit for a foreclosure of its lien on the Mortgaged Property, or to sue Maker for damages on, arising out of said default or breach, or for specific performance of any provision contained herein, or to enforce any other appropriate legal or equitable right.

    9.4 Foreclosure Sale.

    (1) Procedure. Upon occurrence of an Event of Default, or at any time thereafter, Noteholder may, subject to NRS 107.080, declare all sums secured hereby immediately due by delivery to Trustee of a written notice of breach and election to sell (which notice Trustee shall cause to be recorded and mailed as required by law) and shall surrender to Trustee this Agreement and the Note.

    After three (3) months shall have elapsed following recordation of any such notice of breach, Trustee shall sell the property subject hereto at such time and at such place in the State of Nevada as Trustee, in its sole discretion, shall deem best to accomplish the objects of these trusts, having first given notice of such sale as then required by law. In the conduct of any such sale Trustee may act itself or through any auctioneer, agent or attorney. The place of sale may be either in the county in which the property to be sold, or any part thereof, is situated, or at an office of the Trustee located in the State of Nevada.

                     (a) Upon the request of Noteholder or if required by law
                Trustee shall postpone sale of all or any portion of said property or interest therein by public announcement at the time fixed by said notice of sale, and shall thereafter postpone said sale from time to time by public announcement at the time previously appointed.

                     (b) At the time of sale so fixed, Trustee shall sell the
                property so advertised or any part thereof or interest therein either as a whole or in separate parcels, as Noteholder may determine in its sole and absolute discretion, to the highest bidder for cash in lawful money of the United States, payable at time of sale, and shall deliver to such purchaser a deed or deeds or other appropriate instruments conveying the property so sold, but without covenant or warranty, express or implied. Noteholder and Trustee may bid and purchase at such sale. To the extent of the Indebtedness secured hereby, Noteholder need not bid for cash at any sale of all or any portion of the Property pursuant hereto, but the amount of any successful bid by Noteholder shall be applied in reduction of said Indebtedness. Trustor hereby agrees, if it is then still in possession, to surrender, immediately and without demand, possession of said property to any purchaser.

                     (c) Noteholder, from time to time before Trustee's sale,
                may rescind any notice of breach and election to sell by executing, delivering and causing Trustee to record a written notice of such rescission. The exercise by Noteholder of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Noteholder to execute and deliver to Trustee, as above provided, other notices of breach and election to sell, nor otherwise affect any term, covenant or condition hereof or under any obligation secured hereby, or any of the rights, obligations or remedies of the parties thereunder.

    (2) Collateral. on the happening of any Event of Default or at any time thereafter, Noteholder or Trustee shall have and may exercise with respect to the Collateral all rights, remedies and powers of a Secured Party under the NUCC with reference to the Collateral or any other items in which a security interest has been granted herein, including without limitation the right and power to sell at public or private sale or sales or otherwise dispose of, lease or utilize the Collateral and any part or parts thereof in any manner to the fullest extent authorized or permitted under the NUCC after default by Maker without regard to preservation of the Collateral or its value and without the necessity of a court order, and apply the proceeds thereof first toward the payment of all costs and expenses and reasonable attorneys' fees incurred by Noteholder or Trustee, and the balance toward the payment of the Indebtedness whether or not then due, and in such order or manner as Noteholder may elect. In the Event of Default, and the expiration of any applicable cure or grace period, if any, Noteholder shall have, among other rights, the right to take possession of the Collateral and to enter upon any premises where the same may be situated for the purpose of repossessing the same, without being guilty of trespass and without liability for damages occasioned thereby, except for Noteholder's willful misconduct, and to take any action deemed appropriate or desirable by Noteholder, at its option and its sole discretion, to repair, restore or otherwise prepare the Collateral for sale or lease or other use or disposition as authorized herein. To the extent permitted by law, Maker expressly waives any notice of sale or any other disposition of the Collateral and any rights or remedies of Maker or the formalities prescribed by law relative to the sale or disposition of the Collateral or to the exercise of any other right or remedy of Noteholder existing after default. To the extent that such notice is required and cannot be waived, Maker agrees that if such notice is mailed postage prepaid to Maker at the address shown herein at least five (5) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving said notice.

    Maker agrees that Trustee or Noteholder may proceed to sell or dispose of both the real and personal property covered herein in accordance with the rights and remedies granted under this Agreement with respect to the real property covered hereby. Maker hereby grants Noteholder the right, at its option, after default by Maker to transfer at any time to itself or its nominee the Collateral or any part thereof and to receive the monies, income, proceeds and benefits attributable to the same and to hold the same as Collateral or to apply it on the Indebtedness, whether or not then due, and in such order and manner as Noteholder may elect. Maker covenants and agrees that all recitals and any instrument transferring, assigning, leasing or making other disposition of the Collateral or any part thereof shall be full proof of the matters stated therein and no other proof shall be required to establish the legal propriety of the sale or other action taken by Noteholder or Trustee and that all prerequisites of sale shall be presumed conclusively to have been performed or to have occurred. All rights to a marshalling of the assets of Maker, including such rights with respect to the

Collateral and the Mortgaged Premises, are hereby waived to the extent permitted by applicable law.

    (3) Maker's Warranties After Sale. Maker hereby authorizes and empowers the Trustee to execute and deliver to the purchaser or purchasers of any of the Mortgaged Property sold in foreclosure sales good and sufficient deeds of conveyance thereto by fee simple title, subject to those title exceptions listed in the Mortgagee Policy of Title Insurance delivered to and approved by Noteholder in connection with this Agreement and the title of such purchaser or purchasers when so made by the Trustee, Maker binds itself to warrant and forever defend.

    (4) Application of Proceeds. The proceeds of any and all foreclosure sales of the Mortgaged Property shall be applied as follows: (i) to the payment of all necessary actions and expenses incident to the execution of said sale or sales, including a reasonable fee to the Trustee not exceeding five percent (5%) of the gross proceeds of the sale or sales of the Mortgaged Property, (ii) to the payment of the Indebtedness in such order as determined by Noteholder, to the amount of the accrued interest and principal legally due thereon and all other sums secured hereby, and to the payment of reasonable attorneys' fees as in the Note provided, and (iii) the remainder, if any, shall be paid to Maker or such other person or persons entitled thereto by law.

    (5) Multiple Sales. Upon the occurrence of any Event of Default and the expiration of any applicable cure or grace period, if any, or at any time thereafter, the Noteholder shall have the option to proceed with foreclosure in satisfaction of said Event of Default, either through the courts or by directing the Trustee to proceed with foreclosure as provided for in this Agreement, but without declaring the whole Indebtedness due, and provided that if any sale is made because of such Event of Default, such sale may be made subject to the unmatured part of the Note and Indebtedness secured by this Agreement, and such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness secured by this Agreement, but as to such unmatured part of the Indebtedness this Agreement shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made under the provisions of this paragraph without exhausting the right of sale for any remaining part of the Indebtedness whether then matured or unmatured, the purpose hereof to provide for a foreclosure and sale of the Mortgaged Property for any matured part of the Indebtedness without exhausting any power of foreclosure and the power to sell the Mortgaged Property for any other part of the Indebtedness, whether matured at the time or subsequently maturing.

    (6) Waiver of Appraisement Laws. To the extent permitted by applicable law, Maker waives the benefit of all laws now existing or hereafter enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property (commonly known as Appraisement Laws), or (ii) any extension of time for the enforcement of the collection of the Indebtedness or any creation or extension of a period of redemption from any sale made in collecting the Indebtedness (commonly known as Stay Laws and Redemption Laws).

    (7) Prerequisites of Sales. In case of any foreclosure sale of the Mortgaged Property, all prerequisites to the sale shall be presumed to have been performed, and in any conveyance given hereunder, all statements of facts, or other recitals therein made as to the nonpayment of money secured or as to the request of the Trustee to enforce this trust, or as to the proper and due appointment of any substitute trustee, or as to the advertisement of sale, or time, place and manner of sale, or as to any other preliminary fact or thing, shall be taken in all courts of law or equity as prima facie evidence that the facts so stated or recited are true.

XI. USE OF INSURANCE PROCEEDS

    11.1 Holding of Proceeds. Notwithstanding the provisions of Article VI, Section C, any insurance proceeds paid to Noteholder will be first applied in payment of the reasonable expenses, if any, incurred by Noteholder in the collection of said insurance proceeds and the balance, if any, will be held and disbursed by Noteholder in accordance with the following provisions:

    A. (1) Should there exist an Event of Default at the time of the casualty or should there occur at any time thereafter an Event of Default; (2) should either the tenant of any portion of the Mortgaged Property or the Maker terminate a lease as a result of said damage, or, whether or not a result of such damages, at any time prior to the commencement of reconstruction; (3) should any insurance proceeds be remaining after the completion of all restoration work; or
(4) should Maker fail to comply with the requirements for disbursing the insurance proceeds, then in any of the said events, Noteholder may, at its option, apply the insurance proceeds on the Indebtedness, in any order and whether due or not, or to the restoration of the Mortgaged Property, or to be released to Maker, but any such application or release shall not cure or waive any default.

    B. If the insurance proceeds have not been disbursed under the provisions of subparagraph A hereof, or if under subparagraph A Noteholder elects to permit the insurance proceeds to be used for restoration of the Mortgaged Property, the proceeds will be held and disbursed as follows:

    (1) Should the insurance proceeds be less than $25,000.00, Maker shall immediately commence and complete the work of restoring the damaged property and Noteholder will disburse the portion of the insurance proceeds to pay actual costs to replace, repair and restore the damaged property to Maker upon (i) completion of the restoration work to a condition satisfactory to Noteholder,
(ii) submission of a written report by Maker that all restoration work has been completed, and (iii) receipt by Noteholder of such evidence as Noteholder may require that all mechanics and materialmen performing work or supplying materials for the restoration work have been fully paid.

    (2) Should the insurance proceeds equal or be in excess of $25,000.00, but less than $100,000.00, Maker shall cause plans and specifications ("Plans") for the restoration of the damaged property to be submitted to Noteholder for approval, which approval shall not be unreasonably withheld. Upon receipt of Noteholder's approval, Maker shall forthwith commence and complete the restoration of the damaged property in accordance with the approved Plans. Noteholder will disburse the portion of the insurance proceeds to pay the actual costs to repair and restore the damaged property to Maker upon (i) completion of the restoration work to a condition satisfactory to Noteholder, (ii) submission of a written report by Maker that all restoration work has been completed, and
(iii) receipt by Noteholder of such evidence as Noteholder may require that all mechanics and materialmen performing work or supplying materials for the restoration work have been completely paid.

    (3) If the insurance proceeds are equal or in excess of $100,000.00: (a) Plans for the restoration of the damaged property and a cost estimate will both be prepared by an architect employed by Maker and acceptable to Noteholder. The Plans and cost estimates will be submitted to Noteholder for approval, which approval shall not be unreasonably withheld. Upon receipt of Noteholder's approval, Maker will promptly commence and diligently pursue the restoration work in accordance with the approved Plans. (b) If prior to the commencement of, or at any time during the restoration work, Noteholder shall determine that the total cost of the restoration work shall exceed the balance of the insurance proceeds held in its possession, Maker shall immediately pay, in cash, to Noteholder the amount of such excess costs. Until the amount of said excess costs is paid to Noteholder, Noteholder shall not be obligated to disburse any of the insurance proceeds held by it. The insurance proceeds and the amount of excess costs paid by Maker are hereinafter called "Construction Funds". The amount of such excess costs paid by Maker shall be disbursed prior to the disbursement of any of the insurance proceeds held by Noteholder. (c) The Construction Funds will be made available to Maker as restoration repair work progresses pursuant to certificates of the architect approved by Noteholder, submitted not more than once every thirty (30) days. There shall be delivered to Noteholder such other evidences as Noteholder may reasonably request, from time to time, during the restoration work, as to the progress of the work, the compliance with the approved Plans, the total cost of restoration work to date of request, the total cost needed to complete the restoration work, lien waivers or evidence of no liens against the Mortgaged Property. If at any time during the course of the restoration work, Noteholder learns of facts concerning the restoration work which is materially adverse to Noteholder, or payment or nonpayment of mechanics and materialmen, or inaccuracy of any information furnished with respect to it, Noteholder may withhold the disbursement of funds until such time as it is prudent to continue to disburse the Construction Funds or may determine not to make any further disbursements of the Construction Funds and instead to apply all such funds remaining to the payment of the Indebtedness then outstanding, whether due or not at such time and in such order as determined by Noteholder.

    C. Noteholder shall not be required to hold any funds received by it described in this Article X in any account special or separate from Noteholder's general account. No such funds shall be required to be placed in any interest bearing account, and any interest earned thereon shall constitute additional insurance proceeds to be applied as provided in this Agreement.

XI.   SPECIAL CONDITIONS

    This instrument is expressly made subject to the following special conditions.

    11.1 Successor Trustees. Noteholder may, at any time, by instrument in writing, appoint a successor or successors to the Trustee named herein or acting hereunder, which instrument, executed and acknowledged by Noteholder, and recorded in the office of the County Recorder, Clark County, Nevada, shall be conclusive proof of the proper substitution of such successor trustee, who shall have all the estate, powers, duties and trusts in the premises vested in or conferred on the original trustee. If there be more than one trustee, either may act alone and execute these trusts upon the request of Noteholder and his acts shall be deemed to be the acts of all trustees, and the recital in any conveyance executed by such sole trustee of such requests shall be conclusive evidence thereof, and of the authority of such sole trustee to act.

    11.2 Waiver and Election. The exercise of any right or remedy by Noteholder shall not be considered as a waiver of any right or remedy nor shall any acceptance by Noteholder of Maker's partial payment or partial performance of obligations under the Note or hereunder, nor shall any failure or delay by Noteholder in exercising any of its rights or remedies as to any Event of

Default which may occur, operate as a waiver by Noteholder of its rights or remedies with respect to the occurrence of any other or further Event of Default or to the recurrence of the same Event of Default. The filing of a suit to foreclose the Deed of Trust granted by this Agreement either on any matured portion of the Indebtedness or for the whole of the Indebtedness, shall never be considered an election so as to preclude foreclosure under power of sale after a dismissal of the suit; nor shall the filing of the necessary notices for foreclosure, as provided in this Agreement, preclude the exercise by Noteholder of any other right or remedy including, without limitation, the prosecution of a later suit thereon.

    11.3 Intentionally Omitted.

    11.4 Enforceability. If any provision hereof is presently or at any time becomes invalid or unenforceable, the other provisions hereof shall remain in full force and effect, and the remaining provisions hereof shall be construed in favor of the Trustee and the Noteholder to effectuate the provisions hereof.

    11.5 Application of Payments. If the lien or liens created by this Agreement are invalid or unenforceable as to any part of the Indebtedness or if such lien or liens are invalid or unenforceable as to any part of the Mortgaged Property, the unsecured or partially unsecured portion of the Indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Indebtedness and all payments made on the Indebtedness, whether voluntary or under foreclosure or other enforcement action or procedures, shall be considered to have been first paid on and applied to the full payment of that portion of the Indebtedness which is not secured or not fully secured by the lien or liens created herein.

    11.6 Meaning of Particular Terms. Whenever used, the singular number shall include the plural, the plural the singular and the use of any gender shall include all genders. The words "Maker" and "Noteholder" shall include their heirs, executors, administrators, successors and assigns, and the word "Trustee" shall include his or her successors and substitute trustees.

    11.7 Advances by Noteholder. If Maker shall fail to comply with the provisions with respect to the securing of insurance, payment of taxes, assessments, and other charges, the keeping of the Mortgaged Property in repair, or any other term or covenant herein contained, Noteholder may, but shall not be obligated to, incur such expenses as deemed necessary by Noteholder, and make advances to perform such provisions, terms or covenants, and where necessary enter the Mortgaged Property for the purpose of performing any such term or covenant. Noteholder is further empowered, but not obligated, to make advances for any expenditure deemed advisable by Noteholder for the preservation of the Mortgaged Property or for the continuation of the operation thereof. Maker agrees to repay all sums so advanced or expended, and all expenses incurred by Noteholder in connection with the exercise of any of its rights under this Agreement, upon demand, with interest from the date such advances or expenditures are made, determined on the same basis as matured principal in the Note and all sums so advanced or expended, with interest, shall be secured hereby.

    11.8 Release or Extension by Noteholder. Noteholder, without notice, may release any part of the Mortgaged Property or any person liable for the Indebtedness without in any way affecting the liens hereof on any part of the Mortgaged Property not expressly released and may agree in writing with any party with an interest in the Mortgaged Property to extend the time for payment of all or any part of the Indebtedness or to waive the prompt and full performance of any term, condition or covenant of any instrument securing, evidencing or relating to the Indebtedness.

    11.9 Partial Payments. Acceptance by Noteholder of any payment of less than the amount due on the Indebtedness shall be deemed acceptance on account only and the failure to pay the entire amount then due shall be and continue to be a default; and at any time thereafter and until the entire amount due on the Indebtedness has been paid, Noteholder shall be entitled to exercise all rights conferred on it by the terms of this Agreement upon the occurrence of an Event of Default.

    11.10 Titles not to be Considered. All section, subsection, paragraph or other titles contained in this Agreement are for reference purposes only and this Agreement shall be construed without reference to said titles.

    11.11 Construction of Agreement. This Agreement may be construed as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the lien hereof and the purposes and agreements herein set forth.

    11.12 Additional Taxes. Maker agrees that if any state, federal or municipal government, or any of its subdivisions having jurisdiction, shall levy, assess or charge any tax, assessment or imposition upon this Agreement or the credit or indebtedness secured hereby or the Note or the interest of Noteholder in the Mortgaged Premises or upon Noteholder by reason of any of the foregoing (excepting therefrom any income tax on interest payments on the principal portion of the Indebtedness secured hereby) then, Maker shall pay all such taxes to or for Noteholder as they become due and payable, and provided further that in the event of passage of any law or regulation permitting, authorizing or requiring the tax, assessment or imposition to be levied, assessed or charged, which law or regulation prohibits Maker from paying the tax, assessment or imposition, to or for Noteholder, then all sums hereby secured shall become immediately due and payable at the option of the Noteholder. Maker agrees to exhibit to Noteholder at any time upon request, official receipts showing payment of all taxes, assessments and charges which Maker is required or elects to pay hereunder. Maker agrees that if the United States Government or any department or bureau thereof shall at any time require revenue stamps to be affixed to the Note or this Agreement, Maker will upon demand pay for stamps in the required amount and deliver them to Noteholder and Maker agrees to indemnify Noteholder against liability on account of such revenue stamps, whether such liability arises before or after payment of the Note and whether or not this Mortgage shall have been released.

    11.13 Indemnification. Except for Noteholder's willful misconduct, Maker agrees to indemnify Noteholder from all loss, damage and expense, including reasonable attorneys' fees, incurred in connection with any suit or proceeding in or to which Noteholder may be made a party for the purpose of protecting the lien of this Deed of Trust.

    11.14 Additional Documents. Maker agrees that upon request of Noteholder it will from time to time execute, acknowledge and deliver all such additional instruments and further assurances of title and will do or cause to be done all such further acts and things as may be reasonably necessary fully to effectuate the intent of this Deed of Trust. The Maker within ten (10) days upon request in person or by mail will furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Agreement, the date to which interest has been paid and stating either that no offsets or defenses exist against the debt secured hereby, or, if such offsets or defenses are alleged to exist, the nature thereof.

    11.15 Disclosure. Maker agrees to disclose to Noteholder upon request, the then ownership of the beneficial interest in any trust which then holds legal title to the Mortgaged Property and shall cause the owner(s) of such beneficial interest to furnish sufficient evidence to Noteholder for it to determine the identity of all of the parties which compose such owner(s).

    11.16 Subrogation. In the event the Note is given for money advanced in the payment of a sum owing upon another note or indebtedness, Maker hereby acknowledges that it has and does hereby request Noteholder to advance the money necessary to satisfy the present owner of said other note or indebtedness, whether or not a release or transfer of said other note or indebtedness be executed by such owner, and Maker hereby contracts and agrees that Noteholder and Noteholder's assigns be and they hereby are, subrogated to all the rights, liens, remedies, equities, superior title and benefits held, owned, possessed or enjoyed at any time by any owner or holder of said other note or indebtedness, to secure payment to Noteholder of the Note hereby secured and said other note or indebtedness, and all liens securing same are hereby extended to the maturity date of the Note hereby secured to additionally secure such Note.

    11.17. Time. Time is of the essence of this Agreement.

    11.18. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original instrument and which, taken together, constitute one and the same agreement.

    11.19. Trustee's Acceptance. Trustee accepts these trusts when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

    11.20. Governing Law. The laws of the State of Nevada shall govern the validity, construction, performance and effect of this Agreement.

    11.21. Statutory Covenants. Where not inconsistent with the above, the following covenants, Nos. 1; 2 (full replacement value); 3; 4 (Default Rate under the Note); 5; 6; 7 (a reasonable percentage); 8 and 9 of NRS 107.030 are hereby adopted and made a part of this Deed of Trust.

    EXECUTED this 31st day of August, 1995.

                              AUTOTOTE CBS, INC., a
                              Nevada corporation

                              BY: /s/ Victor Salerno
                                 ----------------------------
                              NAME: Victor Salerno
                                   --------------------------
                              TITLE: Executive Vice President
                                    -------------------------


                                         "MAKER"

STATE OF NEVADA

COUNTY OF CLARK

    This instrument was acknowledged before me on 31st of August 1995 by Victor Salerno as Executive Vice President of AUTOTOTE CBS, INC., a Nevada corporation.

                                             /s/ Susanne Waldahl
                                                 ----------------
[SEAL]                                           Susanne Waldahl

                             My commission expires:

                               LEGAL DESCRIPTION

THAT PORTION OF "HUGHES AIRPORT CENTER UNIT NO. 1" AS SHOWN BY MAP THEREOF ON FILE IN BOOK 33, PAGE 72 OF PLATS IN THE CLARK COUNTY RECORDER'S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 3, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 3; THENCE NORTH 88 DEGREES 18'45" EAST ALONG THE NORTH LINE OF SAID SECTION 3, A DISTANCE OF 532.63 FEET TO THE INTERSECTION WITH THE CONTROL LINE OF GRIER DRIVE (75.00 FEET WIDE); THENCE SOUTH 01 DEGREES 41'15" EAST ALONG SAID CONTROL LINE, 80.00 FEET; THENCE SOUTH 88 DEGREES 18'45"" WEST, 35.00 FEET TO THE POINT OF BEGINNING ON THE WESTERLY RIGT-OF-WAY LINE OF GRIER DRIVE; THENCE SOUTH 01 DEGREES 41'15" EAST ALONG SAID RIGHT-OF-WAY LINE, 122.35 FEET; THENCE CURVING TO THE LEFT ALONG THE ARC OF A
300.00 FOOT RADIUS CURVE OF SAID RIGHT-OF-WAY LINE, CONCAVE NORTHEASTERLY, THROUGH A CENTRAL ANGLE OF 17 DEGREES 25'57", AN ARC LENGTH OF 91.28 FEET TO A POINT TO WHICH A RADIAL LINE BEARS SOUTH 70 DEGREES 52'48" WEST; THENCE SOUTH 70 DEGREES 52'48" WEST ALONG THE SOUTHWESTERLY PROLONGATION OF SAID RADIAL LINE,
5.00 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF TRADE CENTER DRIVE (60.00 FEET WIDE); THENCE WESTERLY ALONG SAID RIGHT-OF-WAY LINE, THE FOLLOWING THREE (3) COURSES: FROM A TANGENT BEARING SOUTH 19 DEGREES 07'12" EAST, CURVING TO THE RIGHT ALONG THE ARC OF A 25.00 FOOT RADIUS CURVE, CONCAVE NORTHWESTERLY, THROUGH A CENTRAL ANGLE OF 80 DEGREES 24'22", AN ARC LENGTH OF 35.08 FEET; THENCE SOUTH 61 DEGREES 17'10" WEST, 99.12 FEET; THENCE CURVING TO THE RIGHT ALONG THE ARC OF A 180.00 FOOT RADIUS CURVE, CONCAVE NORTHWESTERLY, THROUGH A CENTRAL ANGLE OF 35 DEGREES 00'00", AN ARC LENGTH OF 109.96 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF TRADE CENTER DRIVE; THENCE DEPARTING SAID RIGHT-OF-WAY LINE NORTH 83 DEGREES 42'50" WEST, 77.21 FEET; THENCE NORTH
01 DEGREES 41'15" WEST, 325.72 FEET TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY LINE OF SUNSET ROAD; THENCE NORTH 88 DEGREES 18'45" EAST ALONG SAID RIGHT-OF-WAY LINE 245.00 FEET; THENCE CURVING TO THE RIGHT ALONG THE ARC OF A 30.00 FOOT RADIUS CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 90 DEGREES 00'00", AN ARC LENGTH OF 47.12 FEET TO THE POINT OF BEGINNING.


                                  EXHIBIT "A"